Supplement dated November 10, 2025
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
CTIVP® - BlackRock Global Inflation-Protected Securities Fund	5/1/2025
On November 6, 2025, the Board of Trustees of the Fund approved a change to the Fund's name effective on or about May 1, 2026 (the Effective Date). Accordingly, as of the Effective Date, the Fund's name is changed to CTIVP® - BlackRock Global Inflation-Linked Securities Fund and all references to the current Fund name in the Fund's Prospectus and Summary Prospectus are hereby deleted and replaced with its new Fund name.
Shareholders should retain this Supplement for future reference.
SUP7029-0002_(11/25)